Exhibit 1


                             JOINT FILING AGREEMENT

      The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of Bio-Plexus, Inc., and hereby affirm that this Amendment No. 2 to the Schedule 13D is being filed on behalf of each of the undersigned.

Dated: November 5, 2002         Commonwealth Associates, L.P.

                                By: Commonwealth Associates Management
                                    Company, Inc., its general partner

                                By:/s/ Joseph P. Wynne
                                   ------------------------------------------
                                Name:  Joseph P. Wynne
                                Title: Chief Financial Officer


Dated: November 5, 2002         Commonwealth Associates Management Company,
                                Inc.


                                By: /s/ Joseph P. Wynne
                                   ------------------------------------------
                                Name: Joseph P. Wynne
                                Title: Chief Financial Officer


Dated: November 5, 2002         ComVest Management, LLC

                                By: /s/ Joseph P. Wynne
                                   ------------------------------------------
                                Name: Joseph P. Wynne
                                Title: Chief Financial Officer


Dated: November 5, 2002         /s/ Michael S. Falk
                                ---------------------------------------------
                                 Michael S. Falk


Dated: November 5, 2002         /s/ Robert Priddy
                                ---------------------------------------------
                                  Robert Priddy

Dated: November 5, 2002         RMC Capital, LLC


                                By: /s/ Robert Priddy
                                    ------------------------------------------
                                Name: Robert Priddy
                                Title: Manager